UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   November 21, 2006
                                                 ____________________________



                       First Keystone Financial, Inc.
_____________________________________________________________________________
            (Exact name of registrant as specified in its charter)




Pennsylvania                          000-25328                    23-2576479
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)




22 West State Street, Media, Pennsylvania                               19063
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (610) 565-6210
                                                   __________________________



                               Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition
           _____________________________________________

     On November 21, 2006, First Keystone Financial, Inc. (the "Company") reported its results of operations for the quarter and year ended September 30, 2006.

     For additional information, reference is made to the Company's press release dated November 21, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01  Financial Statements and Exhibits
           _________________________________

           (a)  Not applicable.
           (b)  Not applicable.
           (c)  Not applicable.
           (d)  Exhibits

           The following exhibits are filed herewith.

     Exhibit Number       Description
     __________________   ________________________________________________

     99.1                 Press release dated November 21, 2006.























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST KEYSTONE FINANCIAL, INC.



Date:  November 22, 2006           By: /s/Rose M. DiMarco
                                       ___________________________
                                       Rose M. DiMarco
                                       Chief Financial Officer




























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